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                                  SCHEDULE 14A

                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
             the Securities Exchange Act of 1934 (Amendment No. ___)


Filed by the Registrant /X/

Filed by a Party other than the Registrant /_/

Check the appropriate box:

/X/  Preliminary Proxy Statement
/_/  Definitive Proxy Statement
/_/  Definitive Additional Materials
/_/  Soliciting Materials Pursuant to 14a-11(c) or Rule 14a-12

                               CROSSWALK.COM, INC.
    ------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


    ------------------------------------------------------------------------
       (Name of Person(s) Filing Proxy Statement if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/_/  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

     (1) Title of each class of securities to which transaction applies:

         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:

         -----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

         -----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:

         -----------------------------------------------------------------------
     (5) Total fee paid:

         -----------------------------------------------------------------------

/_/  Fee paid previously with preliminary materials.
/_/ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

         -----------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:

         -----------------------------------------------------------------------
     (3) Filing Party:

         -----------------------------------------------------------------------
     (4) Date Filed:

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(1)  Set forth the amount on which the filing fee is calculated and state how it was determined.
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
                               CROSSWALK.COM, INC.
                       4100 LAFAYETTE CENTER DR. SUITE 110
                            CHANTILLY, VIRGINIA 20151






                                                                  March 29, 2002



TO OUR STOCKHOLDERS:

     You are hereby cordially invited to attend the Annual Meeting of Stockholders of Crosswalk.com, Inc. ("Crosswalk" or the "Company") to be held at Conference Room B at the Eastern Loudoun Regional Library located at 21030 Whitfield Place Sterling, Virginia, at 10:30 a.m., local time, on Wednesday, May 8, 2002.

     At the Annual Meeting, stockholders will be asked to:

1. Consider and vote upon a proposal to elect seven members to our Board of Directors;

2. Consider and vote upon the ratification of the decision of our Board of Directors to retain Ernst & Young LLP as Crosswalk's Independent Auditors for fiscal year 2002;

3. Consider and vote upon granting the Company authorization to issue common stock for the payment of certain dividends on its Series "B" preferred stock;

4. Consider and vote upon granting the Company authorization to issue common stock pursuant to certain conversion and/or the payment of certain dividends on its Series "A" preferred stock;

5.   Other such other business as may properly come before the Annual Meeting.

     Information concerning the foregoing proposals and the Annual Meeting are contained in the attached Notice of Annual Meeting and Proxy Statement. Your vote is important, as is the vote of every stockholder, and the Board of Directors of Crosswalk.com, Inc. appreciates the cooperation of stockholders who are unable to attend in person in directing proxies to vote at the meeting. Therefore, it is important that your shares be represented at the meeting in person or, should you be unable to attend the Annual Meeting, by your signing and returning the enclosed proxy in the accompanying envelope for receipt prior to the meeting date.


                                                          Sincerely,


                                                          James G. Buick
                                                          Chairman of the Board
                                                          Crosswalk.com, Inc.

                               CROSSWALK.COM, INC.
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                      to be held on Wednesday, May 8, 2002





To the Stockholders of Crosswalk.com, Inc.                        March 29, 2002

Notice is hereby given that the Annual Meeting of Stockholders of Crosswalk.com, Inc. ("Crosswalk" or the "Company") will be held at Conference Room B at the Eastern Loudoun Regional Library located at 21030 Whitfield Place Sterling, Virginia, at 10:30 a.m., local time, on Wednesday, May 8, 2002 for the following purposes:

1. To consider and vote upon a proposal to elect seven members to the Company's Board of Directors;

2. To consider and vote upon the ratification of the decision of our Board of Directors to retain Ernst & Young LLP as Crosswalk's Independent Auditors for fiscal year 2002;

3. Consider and vote upon granting the Company authorization to issue common stock for the payment of certain dividends on its Series "B" preferred stock;

4. Consider and vote upon granting the Company authorization to issue common stock, pursuant to certain conversion and/or the payment of certain dividends on its Series "A" preferred stock;

5.   To consider such other business as may properly come before the Annual
     Meeting.

Only Crosswalk.com, Inc. stockholders of record as of the close of business on March 15, 2002, are entitled to receive notice of and to vote at the Annual Meeting. A list of stockholders entitled to vote at the Annual Meeting will be available for examination during normal business hours by any of our stockholders, for a period of ten days prior to the Annual Meeting at our principal executive offices at the address set forth above.

Your vote is important, as is the vote of every stockholder, and the Board of Directors of Crosswalk.com, Inc. appreciates the cooperation of stockholders who are unable to attend in person in directing proxies to vote at the meeting. Therefore, it is important that your shares be represented at the meeting in person or, should you be unable to attend the meeting, by your signing and returning the enclosed proxy in the accompanying envelope for receipt prior to the meeting date.

TO ASSURE YOUR REPRESENTATION AT THE ANNUAL MEETING, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT PROMPTLY.

If you have any questions, please contact Gary Struzik, Chief Financial Officer and Secretary at 703-788-4123.

By order of the Board of Directors,


James G. Buick
Chairman of the Board
Crosswalk.com, Inc.

                                 PROXY STATEMENT
                               CROSSWALK.COM, INC.
                      4100 Lafayette Center Drive Suite 110
                            Chantilly, Virginia 20151



This proxy is furnished to Crosswalk.com, Inc. ("Crosswalk" or the "Company") stockholders of record as of the close of business on March 15, 2002 (the "Record Date"), for use at the Annual Meeting of Stockholders to be held at Conference Room B at the Eastern Loudoun Regional Library located at 21030 Whitfield Place Sterling, Virginia, on Wednesday, May 8, 2002, at 10:30 a.m., local time, and at any adjournment thereof (the "Annual Meeting"). The enclosed proxy is being solicited by the Board of Directors of Crosswalk and is subject to revocation at any time prior to the voting of the proxy. This proxy, when properly executed, will be voted in the manner directed by you, the stockholder. If no direction is made, this proxy will be voted FOR or IN FAVOR of the proposals, in accordance with the instructions on the proxy card. This Proxy Statement and the enclosed proxy card are being sent to stockholders on or about March 29, 2002. Only Crosswalk.com, Inc. stockholders of record as of the close of business on March 15, 2002, (the "Record Date") may vote at the Annual Meeting.



                  VOTING PROCEDURES AND REVOCABILITY OF PROXIES

The accompanying proxy card is designed to permit each stockholder of record at the close of business on the Record Date to vote on matters as described in the accompanying Notice of Annual Meeting of Stockholders, and on any other proposal properly brought before the Annual Meeting. The proxy card provides space for a stockholder to vote in favor of or to withhold voting for each nominee for the Board of Directors, or to vote for, against or abstain from voting on all other proposals. Votes of attending stockholders will be taken by written ballots. The election of directors will be decided by a plurality of the votes cast at the Annual Meeting by the holders of the Common Stock. In all other matters, the affirmative vote of a majority of the votes present or represented by proxy and entitled to be cast at the Annual Meeting by the holders of the Common Stock is required to take stockholder action.

The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the votes entitled to be cast by all holders of the Common Stock will constitute a quorum for the transaction of business at the Annual Meeting. If a quorum is not present, in person or by proxy, the Annual Meeting may be adjourned until a later time when a quorum is obtained. Abstentions and broker nonvotes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business. With respect to all matters other than the election of directors, an abstention will have the same effect as a vote against any specified proposal. A broker nonvote will have no effect on the outcome of any vote of the stockholders. Stockholders are urged to sign the accompanying proxy card and return it promptly.

When a signed proxy card is returned with a vote specified, the shares represented will be voted by the proxies designated on the proxy card in accordance with the stockholder's instructions. The proxies for the stockholders are James G. Buick and Scott Fehrenbacher. A stockholder wishing to name another person as his or her proxy may do so by designating another proxy by inserting the name(s) of such other person(s) to act as his or her proxy(ies). In that case, it will be necessary for the stockholder to sign the proxy card and deliver it to the person named as his or her proxy and for the person so named to be present and vote at the Annual Meeting. PROXY CARDS SO MARKED SHOULD NOT BE MAILED TO US AT OUR PRINCIPAL EXECUTIVE OFFICES.

If a signed proxy card is returned and the stockholder has made no voting specification, the shares will be voted:

o for the election of each of the nominees for the Board of Directors identified herein;

o for the ratification of Ernst & Young LLP as Crosswalk's independent auditors for fiscal 2002

o for granting the Company authorization to issue common stock for the payment of certain dividends on its Series "B" preferred stock

o for granting the Company authorization to issue common stock pursuant to certain conversion and/or the payment of certain dividends on its Series "A" preferred stock and

o at the discretion of the proxies, on any other matter that may properly come before the Annual Meeting. Valid proxies will be voted at the Annual Meeting in the manner specified.

Any stockholder giving a proxy has the unconditional right to revoke it at any time before it is voted by either:

o    notifying the Secretary of the Company in writing,

o    executing a subsequent proxy or,

o    personally appearing at the Annual Meeting and casting a contrary vote.

However, no revocation will be effective unless we, at or prior to the Annual Meeting, have received notice of such revocation.

As of the Record Date, 7,968,221 shares of common stock were issued and outstanding. In addition, 1,333,333 shares of common stock, issuable upon conversion of 80,000 shares of Series "A" preferred stock and 933,269 shares of common stock, issuable upon conversion of 80,000 shares of Series "B" preferred stock are also eligible to cast votes with restrictions on Proposals Three and Four as indicated in each of these proposals. There are 10,234,823 voting shares as of the Record Date.


                             ADDITIONAL INFORMATION

We are subject to the informational requirements of the Securities Exchange Act of 1934, as amended ("Exchange Act") and are therefore required to file periodic reports, proxy statements and other information with the Securities and Exchange Commission (the "Commission") related to our business, financial statements and other matters. Such reports, proxy statements and other information are available for inspection and copying at the Commission's principal office, Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549; the Northeast Regional Office of the Commission at 7 World Trade Center, Suite 1300, New York, New York 10048; and the Midwest Regional Office of the Commission, Citicorp Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60611, where copies may be obtained upon payment of the fees prescribed by the Commission from the Public Reference Section of the Commission, 450 Fifth Street, N.W., Washington, D.C. 20549. Such documents may also be obtained through the Website maintained by the Commission at http://www.sec.gov.

PROPOSAL ONE -- ELECTION OF MEMBERS OF THE BOARD OF DIRECTORS

The Board of Directors of Crosswalk set the number of directors constituting the Board at eleven. The following eight persons, all of whom currently serve as directors, have been designated by the Board of Directors as nominees for election as director: JAMES G. BUICK, SCOTT FEHRENBACHER, BRUCE E. EDGINGTON, EARL E. GJELDE, WILLIAM RUSSELL `MAX' CAREY, JR., ERIC L. OLIVER, JON M. MORGAN, AND DR. DWIGHT "IKE" REIGHARD. If elected, each director will hold office until the annual meeting of stockholders in the year 2003 or until his successor is duly elected and qualified. The Board of Directors intends to seek nominees to fill the remaining positions as soon as possible following the Annual Stockholder Meeting.

The election of directors will be decided by a plurality of the votes cast at the meeting by the holders of the Common Stock, and accordingly, abstentions and "broker non-votes" will have no effect on the election of directors. A broker non-vote occurs if a broker or other nominee does not have discretionary authority and has not received instructions with respect to a particular item. Stockholders may not cumulate their votes in the election of directors. All nominees have consented to serve if elected, but, if any nominee becomes unable to serve, the persons named as proxies may exercise their discretion to vote for a substitute nominee. Management has no reason to believe that any of the nominees will be unable to serve.

             THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" EACH OF THE NOMINEES FOR DIRECTOR SET FORTH ABOVE




PROPOSAL TWO -- RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

Ernst & Young LLP, independent certified public accountants, has served as our independent auditors since December 17, 1999. The Board of Directors has selected Ernst & Young LLP as our independent auditors for fiscal year 2002 and recommends that the stockholders ratify this selection. The Board of Directors has been advised that Ernst & Young LLP has no relationship bearing on independence with Crosswalk or our subsidiaries. Fees for the 2001 fiscal year were:

Annual audit                        $ 54,391
Other nonaudit related services     $  7,894
                                    --------
Total audit fees                    $ 62,285

A representative of Ernst & Young LLP is expected to be present at the Annual Meeting, and will have an opportunity to make a statement if he desires to do so and is expected to be available to respond to appropriate questions.

The ratification of the selection of Ernst & Young LLP will require the affirmative vote of a majority of Crosswalk's shares present, in person or represented by proxy and entitled to vote at the Annual Meeting.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION
            OF ERNST & YOUNG LLP AS CROSSWALK'S INDEPENDENT AUDITORS

PROPOSAL THREE -- APPROVAL OF AUTHORIZATION TO ISSUE COMMON STOCK FOR PAYMENT OF SERIES "B" PREFERRED STOCK DIVIDENDS, WHICH DIRECTLY AND INDIRECTLY INCLUDES DIRECTORS OF CROSSWALK.COM, SHOULD THE DECLARATION OF THESE DIVIDENDS RESULT IN THE ISSUANCE OF COMMON STOCK AT A BASIS OF LESS THAN $0.64 PER SHARE AND THE NUMBER OF SHARES ISSUED BELOW THIS PRICE EXCEED 1,591,000 OR 20% OF THE 7,959,721 SHARES OUTSTANDING ON DECEMBER 31, 2001, THE DATE OF THE BINDING AGREEMENT

GENERAL

On January 9, 2002, the Company closed on the issuance of $800,000 of Series "B" preferred stock (the "Series "B"). The terms of the Series "B" provide for a 6% per annum dividend to be paid when, as, and if declared by the Board of Directors in cash or common stock at their full discretion, and shall be cumulative. The dividend shall be payable upon (a) Company liquidation, which may include among other things, a merger of the Company, after which the Company's stockholders own less than 50% of the voting power of the surviving entity, or (b) sale of substantially all the assets of the Company, or (c) dissolution of the Company, or (d) upon redemption or conversion of the Series "B". If dividend is paid in common stock, the number of shares shall be determined by dividing the dividend payable, by the average closing price of the common stock for the sixty trading days prior to dividend declaration or redemption of the Series "B".

NASD rule 4350(i)(1)(D) provides, in part, that the Company is required to receive shareholder approval prior to the issuance of designated securities in connection with a transaction, other than a public offering, involving the sale, issuance OR POTENTIAL ISSUANCE (EMPHASIS ADDED) by the Company of common stock at a price less than the greater of book or market value which together with sales by officers, directors or substantial shareholders of the Company, equals 20% or more of the common stock outstanding before issuance.

In addition, Nasdaq rules dictate, in part, that since directors of the Company participated in the Series "B", any dividend payment based on a common stock price below the closing price on the date of the binding agreement ($0.64), resulting in issuance of more than 25,000 shares of common stock to directors in the aggregate, must be approved by the shareholders of Crosswalk.com.

If common stock issued for payment of dividends is based on a price lower than $0.64 per share, the closing price on December 31, 2001, the date of the binding agreement, and the number of shares at this price exceeds 1,591,000 or 20% of the 7,959,721 shares outstanding at the date of a binding agreement, issuance of said Common Stock will require the approval of the majority vote of the shareholders of Crosswalk.com.

Over the three-year initial term of the Series "B", cumulative dividends would amount to $144,000. If this dividend were paid in common stock, in order to exceed the 1,591,000 or 20% threshold, the common stock price for the sixty trading days prior to redemption would have to be below $.09 per share.

The approval of this proposal to authorize the issuance of common stock for payment of Series "B" preferred stock dividends, which directly and indirectly includes directors of Crosswalk.com, should the declaration of these dividends result in the issuance of common stock at a basis of less than $0.64 per share and the number of shares issued below this price exceed 1,591,000 or 20% of the 7,959,721 shares outstanding on December 31, 2001, the date of the binding agreement, will require the affirmative vote of the holders of a majority of the Company's common stock having voting power present in person or represented by proxy and entitled to vote at the Annual Meeting. Beneficial holders of voting stock pursuant to conversion of the Series "B" will not be allowed to vote on this proposal.

PRINCIPLE REASONS FOR AUTHORIZATION

In March of 1999, the shareholders of Crosswalk.com authorized the Board of Directors to authorize the issuance of up to five million shares of preferred stock with rights, preferences and designation of such shares to be determined by the Board of Directors. Through the select use of this financing vehicle, the Company issued the Series "B" at what it determined to be terms highly favorable to that which was available to the Company in the private placement market. The Board of Directors believes that by procuring the necessary working capital under the terms provided, it acted in the best interest of the Company and the shareholders. Under the terms of the Series "B", the potential issuance of shares at or below the greater of book or market value which could exceed 1,591,000 or 20% of the shares outstanding on the date of the binding agreement does exist. Therefore, in order to be compliant with NASD guidance, shareholder authorization is recommended.

POSSIBLE DISADVANTAGES OF AUTHORIZATION

It is not possible to determine the actual effect of the payment of the Series "B" dividends on the rights of the common stockholders of Crosswalk.com until the Board of Directors declares the dividend. However, such effects might include dilution of equity interest and voting power to the extent that the holders of shares of Series "B" increase common stock ownership through dividend payment in common stock. Dividend payment through the issuance of common stock to the Series "B" preferred stockholders, exceeding 1,591,000 or 20% of the shares outstanding, at a price less than the greater of book or market value, may also have an impact on any distribution of assets to the holders of the Company's common stock upon liquidation or dissolution. It may also make it more difficult or discourage an attempt to obtain control of the Company by means of a merger, tender offer, proxy contest or other means, when, in the judgment of the Board of Directors, such action would be in the best interests of the stockholders and the Company. Such issuance could also have the effect of diluting the earnings per share and book value per share of the common stock shareholders.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF AUTHORIZATION TO ISSUE COMMON STOCK FOR PAYMENT OF SERIES "B" PREFERRED STOCK DIVIDENDS, WHICH DIRECTLY AND INDIRECTLY INCLUDES DIRECTORS OF CROSSWALK.COM, SHOULD THE DECLARATION OF THESE DIVIDENDS RESULT IN THE ISSUANCE OF COMMON STOCK AT A BASIS OF LESS THAN $0.64 PER SHARE AND THE NUMBER OF SHARES ISSUED BELOW THIS PRICE EXCEED 1,591,000 OR 20% OF THE 7,959,721 SHARES OUTSTANDING ON DECEMBER 31, 2001, THE DATE OF THE BINDING AGREEMENT

PROPOSAL FOUR -- APPROVAL OF AUTHORIZATION TO ISSUE COMMON STOCK PURSUANT TO CONVERSION AND/OR DIVIDEND PAYMENT TO SERIES "A" PREFERRED STOCKHOLDERS, WHICH INDIRECTLY INCLUDES DIRECTORS OF CROSSWALK.COM, SHOULD CONVERSION AND/OR DECLARATION OF THESE DIVIDENDS RESULT IN THE ISSUANCE OF COMMON STOCK AT A BASIS OF LESS THAN $1.50 PER SHARE AND THE NUMBER OF SHARES ISSUED BELOW THIS PRICE EXCEED 1,585,000 OR 20% OF THE 7,926,971 SHARES OUTSTANDING ON SEPTEMBER 28, 2000, THE DATE OF THE BINDING AGREEMENT

GENERAL

On September 29, 2000, the Company closed on the issuance of $2,000,000 of Series "A" preferred stock (the "Series "A"). The terms of the Series "A" provide for conversion into common stock based on a conversion price of $2.32 per share. The Series "A" includes an anti-dilutive automatic ratchet down provision that in the event the Company issues additional shares of common stock, with the exception of shares issued pursuant to Crosswalk.com's employee stock option plans approved by the Crosswalk.com shareholders, at a price per share less than the $2.32 per share, then the conversion price shall be reduced to such lesser price. The conversion price resulting from the issuance of the Series "B" is now $0.8111 per share, however no more than 1,585,000 shares of Common Stock may be issued pursuant to conversion and/or dividend payment until such time the shareholders ratify the full ratchet provision of the Series A.

In addition, a 6% per annum dividend is to be paid on the Series "A" when, as, and if declared by the Board of Directors in cash or common stock at their full discretion, and shall be cumulative. The dividend shall be payable upon (a) Company liquidation, which may include among other things, a merger of the Company, after which the Company's stockholders own less than 50% of the voting power of the surviving entity, or (b) sale of substantially all the assets of the Company, or (c) dissolution of the Company, or (d) upon redemption or conversion of the Series "A". If dividend is paid in common stock, the number of shares shall be determined by dividing the dividend payable, by the average closing price of the common stock for the sixty trading days prior to dividend declaration or redemption of the Series "A".

NASD rule 4350(i)(1)(D) provides, in part, that the Company is required to receive shareholder approval prior to the issuance of designated securities in connection with a transaction, other than a public offering, involving the sale, issuance OR POTENTIAL ISSUANCE (EMPHASIS ADDED) by the Company of common stock at a price less than the greater of book or market value which together with sales by officers, directors or substantial shareholders of the Company, equals 20% or more of the common stock outstanding before issuance.

In addition, Nasdaq rules dictate, in part, that since directors of the Company participated in the Series "A", any conversion and/or dividend payment based on a common stock price below the closing price on the date of the binding agreement ($1.50), resulting in issuance of more than 25,000 shares of common stock to directors in the aggregate, must be approved by the shareholders of Crosswalk.com.

If common stock issued for conversion and/or payment of dividends on the Series "A" is based on a price lower than $1.50 per share, the closing price on September 28, 2000, the date of the binding agreement, and the number of shares at this price exceeds 1,585,000 or 20% of the 7,926,971 shares outstanding at the date of a binding agreement, issuance of said Common Stock will require the approval of the majority vote of the shareholders of Crosswalk.com.

If the portion of the Series "B" convertible at $0.8111 per share is converted, full conversion of the Series "A" would result in the issuance of 2,465,787 shares.

The approval of this proposal to authorize the issuance of common stock pursuant to conversion and/or the payment of Series "A" preferred stock dividends, which indirectly includes directors of Crosswalk.com, should conversion and/or the declaration of these dividends result in the issuance of common stock at a basis of less than $1.50 per share and the number of shares issued below this price exceed 1,585,000 or 20% of the 7,926,971 shares outstanding on September 28, 2000, the date of the binding agreement, will require the affirmative vote of the holders of a majority of the Company's common stock having voting power present in person or represented by proxy and entitled to vote at the Annual Meeting. Beneficial holders of voting stock pursuant to conversion of the Series "A", and both the Series "A" and Series "B", will not be allowed to vote on this proposal.

PRINCIPLE REASONS FOR AUTHORIZATION

In March of 1999, the shareholders of Crosswalk.com authorized the Board of Directors to authorize the issuance of up to five million shares of preferred stock with rights, preferences and designation of such shares to be determined by the Board of Directors. Through the select use of this financing vehicle, the Company issued the Series "A" at what it determined to be terms highly favorable to that which was available to the Company in the private placement market. The Board of Directors believes that by procuring the necessary working capital under the terms provided, it acted in the best interest of the Company and the shareholders. Under the terms of the Series "A", the potential issuance of shares at or below the greater of book or market value which could exceed 1,585,000 or 20% of the shares outstanding on the date of the binding agreement does exist. Therefore, in order to be compliant with NASD guidance, shareholder authorization is recommended.

POSSIBLE DISADVANTAGES OF AUTHORIZATION

The effects of the conversion of the Series "A" might include dilution of equity interest to the extent that the holders of shares of Series "A" increase common stock ownership. It is not possible to determine the actual effect of the payment of the Series "A" dividends on the rights of the common stockholders of Crosswalk.com until the Board of Directors declares the dividend. Conversion and/or dividend payment through the issuance of common stock to the Series "A" preferred stockholders, exceeding 1,585,000 or 20% of the shares outstanding, at a price less than the greater of book or market value, may also have an impact on any distribution of assets to the holders of the Company's common stock upon liquidation or dissolution. It may also make it more difficult or discourage an attempt to obtain control of the Company by means of a merger, tender offer, proxy contest or other means, when, in the judgment of the Board of Directors, such action would be in the best interests of the stockholders and the Company. Such issuance could also have the effect of diluting the earnings per share and book value per share of the common stock shareholders.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF AUTHORIZATION TO ISSUE COMMON STOCK PURSUANT TO CONVERSION AND/OR DIVIDEND PAYMENT TO SERIES "A" PREFERRED STOCKHOLDERS, WHICH INDIRECTLY INCLUDES DIRECTORS OF CROSSWALK.COM, SHOULD CONVERSION AND/OR DECLARATION OF THESE DIVIDENDS RESULT IN THE ISSUANCE OF COMMON STOCK AT A BASIS OF LESS THAN $1.50 PER SHARE AND THE NUMBER OF SHARES ISSUED BELOW THIS PRICE EXCEED 1,585,000 OR 20% OF THE 7,926,971 SHARES OUTSTANDING ON SEPTEMBER 28, 2000, THE DATE OF THE BINDING AGREEMENT

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS. The following table and accompanying notes contain information about any person (including any "group") who is known by us to be the beneficial owner of more than 5% of Crosswalk's common stock as of March 15, 2002.

================================================================================
NAME AND ADDRESS OF             AMOUNT AND NATURE OF       PERCENT OF
BENEFICIAL OWNER                BENEFICIAL OWNERSHIP(1)    OUTSTANDING SHARES(2)
============================   ========================   ======================
Dodge Jones Foundation
P.O. Box 176                           739,936(3)                  8.5%
Abilene, TX 79604
----------------------------   ------------------------   ----------------------
Timothy B. Robertson
295 Bendix Road, Suite 130             504,000                     5.9%
Virginia Beach, VA 23452
================================================================================

(1) Unless otherwise noted, all persons named in the table have sole voting and sole investment power with respect to all shares of common stock beneficially owned by them, and no persons named in the table are acting as nominees for any persons or are otherwise under the control of any person or group of persons. As used herein, the term "beneficial ownership" with respect to a security is defined by Rule 13d-3 under the Securities Exchange Act of 1934, as amended, as consisting of sole or shared voting power (including the power to vote or direct the vote) or sole or shared investment power (including the power to dispose or direct the disposition) with respect to the security through any contract, arrangement, understanding, relationship or otherwise, including a right to acquire any such power during the period 60 days from the record date of March 15, 2002.

(2)  Based upon 7,968,221 shares of common stock outstanding as of the Record
     Date.

(3) Includes 431,513 and 308,223 shares issuable upon conversion of Series "A" and Series "B", respectively.


SECURITY OWNERSHIP OF MANAGEMENT. The following table and accompanying notes contain information about the beneficial ownership of Crosswalk common stock as of March 15, 2002 by each of Crosswalk's (a) directors, and director nominee, and (b) executive officers as defined in Item 402(a)(2) of Regulation S-B, and
(c) all of Crosswalk's executive officers, directors and director nominee as a group. Except as otherwise indicated below, each of the stockholders named below has sole voting and investment power with respect to the shares of common stock beneficially owned. Effect has been given to shares reserved for issuance under outstanding stock options where indicated:

================================================================================
NAME AND ADDRESS OF             AMOUNT AND NATURE OF       PERCENT OF
BENEFICIAL OWNER                BENEFICIAL OWNERSHIP(1)    OUTSTANDING SHARES(2)
============================   ========================   ======================
Eric L. Oliver
400 Pine St.                          828,900(3)                   9.7%
Abilene, TX  79601
----------------------------   ------------------------   ----------------------
Bruce E. Edgington
7857 Heritage Drive                   688,808(4)                   8.2%
Annandale, VA 22003
----------------------------   ------------------------   ----------------------
Jon M. Morgan
303 W. Wall St                        688,518(5)                   7.9%
Suite 1700
Midland, TX 79701
----------------------------   ------------------------   ----------------------
Earl E. Gjelde
42 Bristlecone Crt.                   188,505(6)                   2.3%
Keystone, CO 80435
----------------------------   ------------------------   ----------------------
Gary A. Struzik
4100 Lafayette Center Dr.             143,916(7)                   1.7%
Chantilly, VA 20151
----------------------------   ------------------------   ----------------------
Scott Fehrenbacher
4100 Lafayette Center Dr.             135,000(8)                   1.6%
Chantilly, VA 20151
----------------------------   ------------------------   ----------------------
James G. Buick
2047 Little Heron Court               106,390(9)                   1.3%
Grand Rapids, MI
----------------------------   ------------------------   ----------------------
William R. `Max' Carey
4401 Northside Prkwy, Suite 100        87,604(10)                  1.1%
Atlanta. GA 30327
----------------------------   ------------------------   ----------------------
Clay T. Whitehead
P.O. Box 8090                          75,183(11)                   .9%
McLean, VA  22106
----------------------------   ------------------------   ----------------------
Joseph V. Forche
4100 Lafayette Center Dr.              15,875(12)                   .2%
Chantilly, VA 20151
----------------------------   ------------------------   ----------------------
Dr. Dwight "Ike" Rhiegard
P.O. Box 2349                              ---                      ---
Kennesaw, GA 30156
----------------------------   ------------------------   ----------------------
All executives and directors
As a group (10 persons)             2,957,971                     28.9%
================================================================================

(1) Unless otherwise noted, all persons named in the table have sole voting and sole investment power with respect to all shares of common stock beneficially owned by them, and no persons named in the table are acting as nominees for any persons or are otherwise under the control of any person or group of persons. As used herein, the term "beneficial ownership" with respect to a security is defined by Rule 13d-3 under the Securities Exchange Act of 1934, as amended, as consisting of sole or shared voting power (including the power to vote or direct the vote) or sole or shared investment power (including the power to dispose or direct the disposition) with respect to the security through any contract, arrangement, understanding, relationship or otherwise, including a right to acquire any such power during the period 60 days from the record date of March 15, 2002.

(2)  Based upon 7,968,221 shares of common stock outstanding as of the Record
     Date.

(3) Includes 307,250 shares beneficially owned by Softvest L.P. Mr. Oliver is General Partner and lead investment officer of Softvest L.P. Also includes 308,233 and 41,086 shares issuable upon conversion of the Series "A", beneficially owned by SoftOP, L.P. and Lighthouse Partners, L.P., respectively. Mr. Oliver is General Partner of SoftOP, L.P. and a Limited Partner of Lighthouse Partners, L.P. Also includes 154,112 shares issuable upon conversion of the Series "B", beneficially owned by SoftOP, L.P. Also includes 18,229 shares issuable upon exercise of currently exercisable stock options.

(4) Includes 200,000 issuable upon conversion of the Series "B", 255,960 shares of restricted common stock and 165,920 shares issuable upon exercise of currently exercisable stock options.

(5) Includes 246,578 shares issuable upon conversion of the Series "A", beneficially owned by the Jon M. Morgan Pension Plan. Mr. Morgan is trustee of the Jon M. Morgan Pension Plan. Also includes 246,578 shares issuable upon conversion of the Series "A", beneficially owned by J.M. Midland Land Co., Inc. Mr. Morgan is President of J.M. Midland Land Co, Inc. Also includes 154,112 shares issuable upon conversion of the Series "B", and 36,150 shares issuable upon exercise of currently exercisable stock options.

(6) Includes 116,822 shares issuable upon conversion of the Series "B", and 69,183 shares issuable upon exercise of currently exercisable stock options.

(7) Includes 141,916 shares issuable upon exercise of currently exercisable stock options.

(8) Does not include 10,000 shares of common stock beneficially owned by Institute for American Values Investing. Consists entirely of shares issuable upon exercise of currently exercisable stock options.

(9) Includes 64,140 shares issuable upon exercise of currently exercisable stock options.

(10) Includes 17,415 shares of common stock issuable to Corporate Resource Development, Inc. Mr. Carey is Chairman and Chief Executive Officer of Corporate Resource Development. Also includes 70,026 shares issuable upon exercise of currently exercisable stock options.

(11) Includes 72,819 shares issuable upon exercise of currently exercisable stock options.

(12) Mr. Forche is Director of Sales. Includes 14,375 shares issuable upon exercise of currently exercisable stock options.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires that our executive officers and directors and persons who own more than ten percent of a registered class of Crosswalk's equity securities (collectively, the "Reporting Persons") to file reports of ownership and changes in ownership with the Securities and Exchange Commission and to furnish the Company with copies of these reports. The Company believes that all filings required to be made by the Reporting Persons during the fiscal year ended December 31, 2001 were made on a timely basis.


                                   MANAGEMENT

The following table sets forth the names, ages and positions of the executive officers, directors and director nominee of the Company as of the date of the Annual Stockholder Meeting. Their respective backgrounds are described following the table:

NAME                              AGE                     TITLE
----                              ---                     -----
James G. Buick                    69       Chairman of the Board of Directors
Scott Fehrenbacher                43       Chief Executive Officer,
                                           President and Director
Gary A. Struzik                   46       Chief Financial Officer and Secretary
Bruce E. Edgington (1)(3)(4)      44       Director
Eric L. Oliver (1)(4)             43       Director
Earl E. Gjelde (1)(2)             57       Director
W.R. `Max' Carey (2)(3)           54       Director
Jon M. Morgan (3)                 43       Director
Dr. Dwight "Ike" Reighard         51       Director
------------
(1)  Members of Compensation Committee
(2)  Members of Audit Committee
(3)  Members of Nominating Committee
(4)  Members of Investment Committee


JAMES G. BUICK has been Chairman of the Board of Directors since January 15, 1998 and a director since April 1997. Since 1993 he has been self employed as a management consultant in the area of business strategic long range financial planning. From 1984 to 1993, he was President and Chief Executive Officer of the Zondervan Corporation, a firm engaged in the distribution of Bibles, books, computer software, and religious gifts. He also currently is on the Board of Directors of Sound Technology, an imaging company in the veterinary market.

SCOTT FEHRENBACHER is Chief Executive Officer and President and a director since January 2001. Since August 2000, he was Vice President, Editor & Chief of Crosswalk.com. Scott was Director of the News & Culture Channel since December of 1999, and prior to that, Manager of the Money Channel at Crosswalk.com since August 1998. Before joining Crosswalk, Scott was President of the Institute for American Values Investing in Seattle, the nation's leading firm for cultural investment screening.

From 1983 through 1996, Scott was a stockbroker and financial advisor. During his brokerage career, Scott hosted a local television and radio show on personal finance. He received B.A. degrees in Economics and Political Science from the University of Idaho in 1980 and continued graduate studies in Finance at the University of Houston from 1981-1983. He also graduated from the E.F. Hutton securities training school in New York City.

GARY A. STRUZIK has been the Chief Financial Officer and Secretary since April 1997 and was Vice President Finance and Administration of Crosswalk's predecessor entities from February 1996 until April 1997. Mr. Struzik was Director of Accounting for Loral Defense Systems (formally Unisys Defense Systems) from February 1995 through February 1996 and Director of Accounting for Unisys Defense Systems from October 1987 through February 1995, where his responsibilities included financial statement preparation, external audit liaison, policy and procedures. Mr. Struzik received a BA degree in Economics from the State University of New York at Oswego in May 1977 and an MBA from Chapman College in October 1984.

BRUCE E. EDGINGTON has been director of Crosswalk and our predecessors since November 1995. From 1979 through 1988, Mr. Edgington was a registered representative with Johnston Lemon & Co., a securities broker-dealer, where his responsibilities included the management of retail securities accounts and administration. In 1988 he founded and continues to be an officer, director and stockholder of DiBiasio & Edgington, a firm engaged in providing software to investment firms and money managers.

EARL E. GJELDE has served as a Crosswalk director since April 1997. From 1989 through 1993, he was Vice President of Chemical Waste Management, Inc. and from 1991 to 1993 was Vice President of Waste Management Inc. (currently WMX Technologies, Inc.). Since 1991, Mr. Gjelde has been Managing Director, Summit Group International, Ltd., an energy and natural resource consulting firm with Internet based security controlled document systems and Managing Director, Summit Energy Group, Ltd., an energy development company and since 1996, a partner in Pipeline Power Partners, LP, a natural gas services company. From 1980 through 1989, Mr. Gjelde held various federal government positions including Under Secretary and Chief Operating Officer of the U.S. Department of Interior from 1985 through 1989 and Special Assistant to the Secretary, Chief Operating Officer, U.S. Department of Energy from 1982 through 1985. He is a member of the Board of Directors of The United States Energy Association, The World Energy Congress, the National Wilderness Institute, Allied Technologies Group, Inc., and publicly held Electrosource, Inc.

W.R. `MAX' CAREY has served as a Crosswalk director since June 1997. Since 1981, he has been Chairman and Chief Executive Officer of Corporate Resource Development, Inc., a sales and marketing consulting and training firm based in Atlanta. He is also serving as interim Chief Executive Officer of EMCrit, a communications firm based in Morristown, New Jersey. He currently is also a member of the Board of Directors of Outback Steakhouse, Inc., a restaurant franchiser, and K-Force.com, a leading specialty staffing services firm, both public companies.

JON M. MORGAN was appointed as a director of Crosswalk in October 2000. Mr. Morgan has more than 17 years experience in launching and managing successful businesses in both investment management services and in the energy field. He is founder of several businesses including Morgan Capital Group, Inc., the Packard Fund, and, is president of J.M. Mineral & Land Co.

ERIC L. OLIVER was appointed as a director of Crosswalk in July 2001. Since 1997, he has been President of SoftSearch Investment, Inc., an investment firm in Abilene, Texas. Since 1998, he has also served as President of Midland Map Company LLC, a company that creates hand drafted ownership maps throughout the Permian Basin. He is on the Board of Directors of the First National Bank of Midland, and of Love and Care Ministries, an inner city homeless initiative.

DR. DWIGHT "IKE" REIGHARD is a director nominee. He is pastor of NorthStar Church in Kennesaw, Georgia. He is also a speaker at corporate functions and has authored three books. Dr. Reighard currently serves on the Board of Directors for the Georgia Baptist Healthcare System, Cobb County Red Cross, The Tommy Nobis Center and Liberty University. He is also on the President's Advisory Board for Kennesaw State University's Center for Leadership, Ethics and Character. He has a Master of Divinity and Doctor of Ministry from Luther Rice Seminary.

Clay T. Whitehead has declined reelection to serve as a member of the Company's Board of Directors. Mr. Whitehead served as a Board member since April 1997. His tenure as Board members ends May 7, 2002. The Board is most appreciative of his involvement as a Board member and for his contributions to Crosswalk.com.

The Board of Directors of Crosswalk may consider the addition of Board members for appointment during 2002. Such appointment, if any, will be rendered in a manner consistent with our By-Laws and will be announced at the time of appointment. Each director serves until the next annual meeting of stockholders and the election and qualification of their successors. Subject to the terms of employment agreements generally, executive officers are appointed by the Board of Directors annually and serve at the discretion of the Board.

In June 2001, Scott Fehrenbacher, President and Chief Executive Officer of Crosswalk.com, Inc. learned that he was named in criminal proceedings in Orange County Florida involving business matters with his former company prior to joining Crosswalk.com in 1998. The allegations, which do not involve Crosswalk.com directly, are related to a dispute with a former business competitor who was involved in purchasing Mr. Fehrenbacher's successful former business, but which apparently suffered losses since it's sale in 1998. While management believes that as light is shed on this matter, any allegations against Scott Fehrenbacher will be dismissed as baseless, his ability to serve in his capacity may be impacted by the events of this proceeding.

                 MEETING ATTENDANCE AND COMMITTEES OF THE BOARD

Crosswalk's business is managed under the direction of the Board of Directors. The Board meets during our fiscal year to review significant developments and to act on matters requiring Board approval. The Board of Directors held five formal meetings and acted by unanimous written consent and through teleconference meetings twice during the fiscal year ended December 31, 2001. Mr. Gjelde attended only five of these seven meetings. Mr. Gjelde also attended only one Audit and Investment committee meeting. No other director attended fewer than 75% of the aggregate of the total number of meetings of the Board of Directors and their respective committee meetings held subsequent to their election to the Board in 2001.

The Board of Directors has established an Audit Committee, a Compensation Committee, a Nominating Committee and an Investment Committee to devote attention to specific subjects and to assist the Board in the discharge of its responsibilities. The functions of these committees and their members as of the date of the Annual Stockholder Meeting are described in the following table:

==========================   ==================================   ==============
Name of Committee                 Functions of Committee              Meetings
and Members                                                            in 2001
==========================   ==================================   ==============
AUDIT                        o  Confers with independent
                                accountants regarding scope of            3
Clay T. Whitehead (chair)       examination and independence as
Earl E. Gjelde                  required by the Independence
W.R. "Max" Carey                Standards Board
                             o  Reviews reports of independent
                                accountants and our financial
                                statements for inclusion in
                                filings with SEC
                             o  Reviews recommendations about
                                internal controls and quality
                                of financial reporting
                             o  Recommends selection of
                                independent accountant to Board
--------------------------   ----------------------------------   --------------
COMPENSATION                 o  Advises Board and consults with
                                management concerning salaries,           1
Earl E. Gjelde  (chair)         incentives and other forms of
Bruce E. Edgington              compensation for the officers and
Eric L. Oliver                  other employees of the Company
                             o  Administers the Company's
                                existing Stock Option Plans
--------------------------   ----------------------------------   --------------
NOMINATING                   o  Prepares summary evaluations of
                                Board capabilities, needs,                1
W.R. "Max" Carey (chair)        performance, and other functions
Bruce E. Edgington              as determined by the Board
Jon M. Morgan                o  makes recommendations to Board
                                of changes in composition of the
                                Board including dismissal or
                                additions of members to the Board
                             o  Evaluates and recommends to Board
                                specific nominees for directorate
--------------------------   ----------------------------------   --------------
INVESTMENT                   o  Reviews financing alternatives
                                and makes recommendations to Board        1
Bruce E. Edgington (chair)   o  Evaluates merger and acquisition
Eric L. Oliver                  opportunities and makes
                                recommendations to Board
================================================================================

AUDIT COMMITTEE REPORT. The Audit and Investment Committee oversees our financial reporting process on behalf of the Board of Directors. In fulfilling its oversight responsibilities, the Committee has reviewed the audited consolidated financial statements in the Annual Report on Form 10-K with management including discussions of accounting principles, reasonableness of judgements, and the clarity of financial disclosures. The Committee also reviewed with the independent auditors their assessment of financial statements and of management's judgements in deriving the financial statements. In addition, the Committee has discussed with the independent auditors the auditors' independence from management of Crosswalk including the matters in the written disclosures required by the Independence Standards Board. The Committee also met with the independent auditors, with and without management present, to discuss their examinations, evaluations of our internal controls and the overall quality of our financial reporting. The Committee also evaluated alternative financing proposals related to the Crosswalk's working capital requirements. The Committee held three meetings in 2001.

Based on the review and discussions referred to above, the Committee recommended to the Board of Directors that the audited consolidated financial statements be included in Crosswalk's Annual Report on Form 10-K for filing with the Securities and Exchange Commission.

The members of the Committee are independent in that they are not officers or employees of Crosswalk. The members also do not have relationships which, in the opinion of Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director serving on this committee.

Clay T. Whitehead, Audit and Investment Committee chair
Earl E. Gjelde, Audit and Investment Committee member
W.R. "Max" Carey, Audit and Investment Committee member

NOMINATING PROCEDURE. Stockholders desiring to submit recommended Board nominees, should do so in writing to the Company, to the attention Scott Fehrenbacher.




                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

The following Summary Compensation Table sets forth all compensation awarded to, earned by or paid for services rendered to Crosswalk in all capacities during 1999, 2000 and 2001 by the Company's Chief Executive Officer and President, the Chief Financial Officer, and one additional individual whose total annual salary and bonus exceeded $100,000 in 2001.

                           SUMMARY COMPENSATION TABLE

                                           Annual Compensation                      Long Term Compensation Awards
                                 -------------------------------------         -------------------------------------
                                                                                             Securities
                                                                Bonus &     Other Annual     Underlying      All Other
                                                              Commission    Compensation      Options/     Compensation
Name and Principal Position      Year         Salary($)           ($)          ($) (2)         SARs (3)       ($) (4)
---------------------------      ----         ---------         ------         -------         -------         -----
William M. Parker                1999          165,962               0          6,327           24,000          160
Chief Executive Officer          2000          180,000               0          6,727          100,000          211
and President (1)                2001          113,400               0          4,081          (95,000)          97

Scott Fehrenbacher               1999           81,017          13,598          6,327           15,000            0
Chief Executive Officer          2000          110,000           3,864          6,727           10,000            0
and President (5)                2001          126,320          10,000          7,482          100,000            0

Gary A. Struzik                  1999          109,231               0          6,327                0           97
Chief Financial Officer          2000          118,885               0          6,727                0          168
and Secretary                    2001          125,600           5,000          7,482           55,000          168

Joseph V. Forche (6)             1999                0               0              0                0            0
Sales Representative             2000           34,000          29,034          1,678            2,000            0
                                 2001           67,215          87,907          7,482           15,000            0

(1) On January 10, 2001, the Board of Directors accepted the resignation of Mr. William M. Parker as Chief Executive Officer and President and director. Pursuant to the terms of his Conclusion of Employment Agreement, Mr. Parker received severance payments equivalent to his salary upon conclusion of his employment, for a period which expired on July 13, 2001.

(2) Other Annual Compensation represents medical insurance premiums paid by the Company on behalf of the named executive.

(3)  See "OPTION GRANTS IN LAST FISCAL YEAR ".

(4) All Other Compensation represents life insurance premiums paid by Crosswalk on behalf of the listed executive officers and individuals.

(5) Mr. Fehrenbacher succeeded Mr. Parker as Chief Executive Officer and President on January 10, 2001. Since August 2000, he was Vice President, Editor & Chief of Crosswalk.com and served as Director of the News & Culture Channel since December of 1999. Prior to that, he was Manager of the Money Channel at Crosswalk.com.

(6) Mr. Forche joined Crosswalk.com as a Sales Representative in February of 2000. In April 2001, he became Director of Sales.


The following tables set forth information with respect to stock options granted to executive officers or individuals named in the "Summary Compensation Table", if any, during the fiscal year ended December 31, 2001, and the potential realizable value at assumed annual rates of stock price appreciation as indicated, over the option term.

                               OPTION GRANTS TABLE
                        AND FISCAL YEAR-END OPTION VALUES


                     Number of     Percent of
                     Securities   Total Options
                     Underlying     Granted to     Exercise
                      Options       Employees    Or Base Price    Expiration
    Name             Granted(1)      In 2001      Per Share($)       Date
------------------   ---------      ---------     ------------    ----------
William M. Parker      (50,000)        NA            $ 1.09         1/10/01
                       (45,000)        NA            $ 3.00         1/10/01
Scott Fehrenbacher     100,000        19.6%          $ 0.97         1/10/11
Gary Struzik            15,000         2.9%          $ 0.88         1/26/11
                        40,000         7.9%          $ 0.97         1/10/11
Joseph Forche           10,000         2.0%          $ 1.09         4/26/11
                         5,000         1.0%          $ 1.33         7/02/11


(1) All options are non-qualified options. No options were exercised by any of the named executives.




                          FISCAL YEAR END OPTION VALUES

======================================================================================================
                        Number                    Number of Unexercised             Value of
                        Shares                    Securities Underlying      Unexercised In-The-Money
                      Acquired on    Value         Options at 12/31/01         Options at 12/31/01
      Name             Exercise     Realized    Exercisable/Unexercisable    Exercisable/Unexercisable
==================    ==========    ========    =========================    =========================
William M. Parker         --           --              313,000/0                       $0/$0
------------------    ----------    --------    -------------------------    -------------------------
Scott Fehrenbacher        --           --            80,000/55,000                     $0/$0
------------------    ----------    --------    -------------------------    -------------------------
Gary A. Struzik           --           --           116,916/46,360                     $0/$0
------------------    ----------    --------    -------------------------    -------------------------
Joseph V. Forche          --           --             8,500/8,500                      $0/$0
======================================================================================================



                REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD
                     OF DIRECTORS ON EXECUTIVE COMPENSATION

The Compensation Committee of the Board of Directors establishes our general compensation policies as well as the compensation plans and specific compensation levels for executive officers. In conjunction with the Board of Directors, it also administers our employee stock benefit plan for executive officers. The Compensation Committee consists of three independent, non-employee directors who have no interlocking relationships as defined by the SEC. They independently make the recommendations to the Board as to the level of executive salaries and additional compensation.

The Compensation Committee believes that the compensation of our executive officers, including the Chief Executive Officer, should be influenced by our performance and by offerings of comparable Companies in our industry. Employment agreements with certain of our executive officers establish base salary levels. Additional compensation in the form of cash bonuses or stock options is made in accordance with the employment agreements, where applicable, or at the discretion of the Compensation Committee, or the full Board, taking into account the contributions made by the executive officers to the business objectives of Crosswalk. The Committee believes that our executive officer salaries in 2001 did not exceed levels in the industry for similarly-sized businesses. What follows are specifics regarding executive compensation and the terms of employment agreements related to such compensation:

William M. Parker resigned as the Company's Chief Executive Officer of Crosswalk effective January 10, 2001. Under the terms of Employment Agreement, Mr. Parker received the following:

o the right to acquire 299,000 shares of Crosswalk Common Stock granted to him during the course of his employment, at exercise prices ranging from $1.09 to $9.50 per share.

o full rights to continue, at our expense less 20% charged to Mr. Parker, health care benefits comparable to group coverage provided by the Company from time to time to its employees through July of 2001.

o severance payments equivalent to his salary upon conclusion of his employment, for a period which expired on July 13, 2001.

In March 2001 and 1998, respectively, we entered into employment agreements with Scott Fehrenbacher and Gary Struzik. These employment agreements, which may be terminated by the employee or the Company upon thirty days prior written notice, provide for, among other things:

o annual base salaries of $127,000, and $110,000 for Mr. Fehrenbacher and Mr. Struzik respectively. In March 2001, the Board approved an increase in Mr. Struzik's salary to $126,000 per annum.

o six (6) months of severance pay, health and group life coverage if their employment is terminated by Crosswalk.

o an agreement that during the term of his respective employment with us, and for one year thereafter not to compete with Crosswalk.

The Board of directors have approved an incentive plan for Mr. Fehrenbacher and Mr. Struzik for the year 2002 in which they will be paid $60,000 and $30,000 respectively, immediately following the year end 2002 press release, if Crosswalk is cash positive before consideration of these bonuses, for the year 2002. Mr. Fehrenbacher also received a $10,000 cash bonus on March 15, 2002, $2,000 of which was used to reduce his loan outstanding to Crosswalk. For Mr. Fehrenbacher and Mr. Struzik, these employment agreements supersede previous August 1998 and June 1997 sets of compensatory agreements, respectively.

In addition to their employment agreements, our executive officers may participate in the 1997 and 1998 Stock Option Plans, at the recommendation of the Compensation Committee and the approval of the Board of Directors. We do not currently have any compensation plans or similar arrangements under which an executive officer is entitled to benefits, except group life, our Section 125 Flexible Savings and 401K Plans, and medical, long-term disability and dental insurance coverage.

Earl E. Gjelde, Compensation Committee Chair
Bruce E. Edgington, Compensation Committee member
Eric L. Oliver, Compensation Committee member



                              DIRECTOR COMPENSATION

We do not provide directors who are also officers of Crosswalk additional compensation for their service as directors. All non-employee directors receive reimbursement of reasonable expenses incurred in attending Board meeting.

The Board compensation for the year 2001 consisted of the following:

     o Each director was granted 14,090 ten-year options to purchase shares of Crosswalk Common Stock at the market price of $0.9688 per share

     o Out of these 14,090 options, 10,454 vested immediately, and an aggregate of 16,376 vested upon attendance at Board and committee meetings throughout 2000.

     o Each Committee Chairman received an additional 1,818 ten year vested options exercisable at $0.9688 per share.

     o The Chairman of the Board received a total of 17,615 ten-year options exercisable at $0.9688 per share.

In February 2002, the Board agreed to the following compensation plan for 2002 which involves the same number of ten-year options to purchase Crosswalk Common Stock as granted in 2001, vesting and exercisable at current market price as follows:

     o Each director was granted 14,090 ten-year options to purchase shares of Crosswalk common stock at the market price of $1.28 per share

     o Out of these 14,090 options, 10,454 vest immediately, and 3,636 options vest upon attendance at an aggregate total of ten Board and committee meetings throughout 2002. Nonvested options will be cancelled at the end of 2002.

     o Each Committee Chairman will receive an additional 1,818 ten year vested options exercisable at $1.28 per share.

     o The Chairman of the Board will receive a total of 19,340 ten-year options exercisable at $1.28 per share under the same conditions as the other directors.

We have set aside 121,706 stock options from the 1998 Stock Option Plan to underlie this grant for Board compensation in 2002.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

In June 2001, the Board of Directors authorized a $17,500 advance of Crosswalk funds to Scott Fehrenbacher, Chief Executive Officer and President. The amount outstanding as of December 31, 2001 is $17,856. The advance accrues 3.8% interest per annum. The Company expects to receive payment in full before June 30, 2002, and considers this advance to be a short-term receivable.

A note receivable in the amount of $23,743 was due and payable to Crosswalk from director Dane West, whose term as director expired on May 1, 2001. Interest accrued on this note receivable at the minimum federal statutory rate at the time of issuance of 5.7%. The Board approved an extension on Mr. West's note receivable and Mr. West paid it on August 21, 2001.

In June 2000, the Board of Directors authorized Crosswalk to enter into an agreement for management consulting services with Corporate Resource Development Inc. W. R. Max Carey, a Crosswalk director, is Chairman and Chief Executive Officer of this firm. The terms of the agreement provided for $180,000 in payments for consulting services rendered from June through September 2000.

From January 1, 2001 through March 15, 2002, there were no other material transactions between Crosswalk and any of its officers and/or directors which the officers and/or directors have had a direct or indirect material interest and which also involved $60,000 or more.

Although we have no present intention to do so, we may in the future enter into other transactions and agreements incident to our business with directors, officers, principal stockholders and other affiliates. We intend for all such transactions and agreements to be on terms no less favorable than those obtainable from unaffiliated third parties on an arm's-length basis. In addition, the approval of a majority of the Crosswalk directors will be required for any such transactions or agreements.





                         PERSONS MAKING THE SOLICITATION

The enclosed proxy is solicited on behalf of the Board of Directors of Crosswalk. We will pay the cost of soliciting proxies in the accompanying form. We may solicit proxies by email, mail, telephone and delivery service by officers, directors and our employees. We may also request banking institutions, brokerage firms, custodians, and trustees, or their nominees and fiduciaries to forward solicitation material to the beneficial owners of the common stock that those companies or persons hold of record. We will pay for reasonable costs of the solicitation and will reimburse forwarding expenses.

                              FINANCIAL INFORMATION

Incorporated by reference from the Registrant's 2001 Form 10-K to be filed in March 2002, pursuant to Section 13 of the Exchange Act. We have also provided a copy of our annual report, additional copies of which are available, without charge, by contacting us at the address provided herein.





                                  OTHER MATTERS

The Board of Directors is not aware of any matter to be presented for action at the meeting other than the matters set forth herein. Should any other matter requiring a vote of stockholders arise, the proxies in the enclosed form confer upon the person or persons entitled to vote the shares represented by such proxies discretionary authority to vote the same in accordance with their best judgment in the interest of Crosswalk.


IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON. YOU ARE URGED TO COMPLETE, SIGN AND RETURN THE PROXY IN THE ENCLOSED POSTAGE-PAID, ADDRESSED ENVELOPE.



                                           BY ORDER OF THE BOARD OF DIRECTORS,


                                           GARY A. STRUZIK
                                           CHIEF FINANCIAL OFFICER AND SECRETARY

                               CROSSWALK.COM, INC.
                       4100 LAFAYETTE CENTER DR. SUITE 110
                               CHANTILLY, VA 20151

    PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF CROSSWALK.COM INC.
              FOR THE ANNUAL MEETING OF STOCKHOLDERS ON MAY 8, 2002

The undersigned hereby constitutes and appoints James G. Buick and Scott Fehrenbacher, and each of them, his true and lawful agents and proxies with full power of substitution in each, to represent the undersigned at the Annual Meeting of Stockholders to be held at Conference Room B at the Eastern Loudoun Regional Library located at 21030 Whitfield Place Sterling, Virginia, on Wednesday, May 8, 2002 at 10:30 a.m., local time, and at any adjournments thereof, on all matters coming before said meeting.

PLEASE MARK YOUR VOTES AS IN THIS EXAMPLE: /X/

     1. ELECTION OF JAMES G. BUICK, SCOTT FEHRENBACHER, BRUCE E. EDGINGTON, EARL
E. GJELDE, WILLIAM RUSSELL `MAX' CAREY, JR., ERIC L. OLIVER, JON M. MORGAN, AND DR. DWIGHT "IKE" REIGHARD TO THE CROSSWALK.COM BOARD OF DIRECTORS.

        IN FAVOR OF ALL NOMINEES [_]
        WITHHOLD AUTHORITY TO VOTE FOR ALL  NOMINEES [_]
        WITHHOLD THE FOLLOWING:
                               -------------------------

     (Instruction: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided above.)

     2. RATIFICATION OF SELECTION OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS FOR FISCAL YEAR 2002.

     FOR  [_]              AGAINST  [_]              ABSTAIN  [_]

     3. APPROVAL OF AUTHORIZATION TO ISSUE COMMON STOCK FOR PAYMENT OF SERIES "B" PREFERRED STOCK DIVIDENDS, WHICH DIRECTLY AND INDIRECTLY INCLUDES DIRECTORS OF CROSSWALK.COM, SHOULD THE DECLARATION OF THESE DIVIDENDS RESULT IN THE ISSUANCE OF COMMON STOCK AT A BASIS OF LESS THAN $0.64 PER SHARE AND THE NUMBER OF SHARES ISSUED BELOW THIS PRICE EXCEED 1,591,000 OR 20% OF THE 7,959,721 SHARES OUTSTANDING ON DECEMBER 31, 2001, THE DATE OF THE BINDING AGREEMENT.

     FOR  [_]              AGAINST  [_]              ABSTAIN  [_]

     4. APPROVAL OF AUTHORIZATION TO ISSUE COMMON STOCK PURSUANT TO CONVERSION AND/OR DIVIDEND PAYMENT TO SERIES "A" PREFERRED STOCKHOLDERS, WHICH INDIRECTLY INCLUDES DIRECTORS OF CROSSWALK.COM, SHOULD CONVERSION AND/OR DECLARATION OF THESE DIVIDENDS RESULT IN THE ISSUANCE OF COMMON STOCK AT A BASIS OF LESS THAN $1.50 PER SHARE AND THE NUMBER OF SHARES ISSUED BELOW THIS PRICE EXCEED 1,585,000 OR 20% OF THE 7,926,971 SHARES OUTSTANDING ON SEPTEMBER 28, 2000, THE DATE OF THE BINDING AGREEMENT.

     FOR  [_]              AGAINST  [_]              ABSTAIN  [_]

     5. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.

                 (Continue and to be signed on the other side.)

                        (Continued from the other side.)


This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted IN FAVOR of the election of the directors named in this proxy card and FOR Proposals 2 and 3.

      TO ASSURE YOUR REPRESENTATION AT THE ANNUAL MEETING, PLEASE COMPLETE,
             SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT PROMPTLY



            THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING
          NOTICE OF ANNUAL MEETING OF STOCKHOLDERS AND PROXY STATEMENT
               FOR THE MAY 8, 2002 ANNUAL MEETING OF STOCKHOLDERS





Stockholder Signature(s): _______________________     _________________________


Date: _____________________________


Stockholder Printed Name(s): ____________________     _________________________




Please sign your name exactly as it appears hereon. Joint owners must each sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as it appears thereon. If a corporation, please sign in full corporate name as President or other authorized officer. If a partnership, please sign in partnership name by authorized person.